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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated January 31, 1996, on the UUNET Technologies, Inc. consolidated financial statements included in MFS Communication Company, Inc.'s Form 8-K and to all references to our Firm included in this registration statement.




                                                       ARTHUR ANDERSEN LLP



Washington, D.C.
 August 8, 1996